Exhibit 99.3

NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE OR FOR WHICH IT IS EXERCISABLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE OR FOR WHICH IT IS EXERCISABLE MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT.

WARRANT

TO PURCHASE COMMON STOCK OF

SEQUENOM, INC.

THIS WARRANT IS MADE AND DELIVERED PURSUANT TO A CERTAIN AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH 30, 2006, AND SUBJECT TO THE TERMS AND CONDITIONS THEREOF.

Certificate No.	Date of Issuance: , 2006
Expiration Date: , 2013

This Warrant is issued to [PURCHASER] (the “Holder”) by SEQUENOM, INC., a Delaware corporation (the “Company”), pursuant to the terms of that certain Amended and Restated Securities Purchase Agreement (the “Purchase Agreement”) dated as of March 30, 2006, in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act;

THIS CERTIFIES THAT, for value received, the receipt and sufficiency of which is hereby acknowledged:

Subject to the conditions set forth herein and in the Purchase Agreement, the Holder, with an address at                         , is entitled, upon surrender of this Warrant at the principal office of the Company, to subscribe for and purchase from the Company, for a period of seven (7) years after the date hereof and ending at 5:00 p.m. New York, NY time on                     , 2013 (the “Exercise Period”), up to [                    ] shares of Common Stock at the Per Share Exercise Price (the “Warrant Shares”). All capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

This Warrant is subject to the following provisions, terms and conditions:

1. Definitions.

1.1 “Additional Shares of Common Stock” shall have the meaning set forth in Section 4(c).

1.2 “Board” shall mean the Board of Directors of the Company.

1.3 “Business Day” means any day that is not a Saturday, a Sunday, a Company holiday or other day on which banks are required or authorized by Law to be closed in The City of New York.

1.4 “Common Stock” shall mean the shares of common stock, par value $0.001, of the Company, or any other securities of the Company which may be issued in exchange for or in substitution of such shares.

1.5 “Commission” shall mean the U.S. Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act.

1.6 “Company” shall have the meaning specified in the introduction to this Warrant, and shall include any successor corporation or business entity resulting from the merger, consolidation or conversion of the Company.

1.7 “Convertible Securities” shall mean any evidences of Indebtedness, shares (other than Common Stock) or other securities, or instruments convertible into or exchangeable or exercisable for Common Stock.

1.8 “Current Price per Share” shall mean the average of the closing sales prices, if available, or the average of the bid and asked prices for the Common Stock on the Trading Market for the ten (10) full Trading Days preceding the day which is two (2) Business Days prior to the day of exercise, or if no such price is available, then a price that is mutually agreed upon by the Holder and the Company. If the Holder and the Company cannot agree upon a mutually acceptable price, then such price shall be determined by a written appraisal of a recognized firm of investment bankers who shall be selected by the Company and shall be reasonably acceptable to the Holder. The determination of such independent appraiser shall be conclusive and binding on the Holder and the Company.

1.9 “Exempt Issuance” means the issuance or deemed issuance of (a) shares of Common Stock or other securities issued or issuable to employees, officers, or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the independent members of the Board (as defined in Nasdaq’s Marketplace Rule 4200(a)(15)) or a majority of the members of a compensation committee of the Board, (b) shares of Common Stock issued or issuable upon the exercise of or conversion of any Convertible Securities or Options issued and outstanding as of the date hereof, or (c) shares of Common Stock issued or issuable hereunder, pursuant to the Purchase Agreement, or under any other warrant issued pursuant to the Purchase Agreement, or upon the exercise of such warrant in part or the transfer or assignment of such warrant or as a substitute warrant.

1.10 “Fair Market Price per Share” shall mean the fair value of a share of Common Stock, as determined by a majority of the Board in good faith, which determination shall be described in a duly adopted board resolution certified by the Company’s Secretary or Assistant Secretary.

1.11 “Options” shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

1.12 “Original Issue Date” shall mean the date of the Closing of the transactions contemplated by the Purchase Agreement.

1.13 “Per Share Exercise Price” shall mean [$0.70], as may be adjusted in accordance with Section 4 hereof.1

1.14 “Registration Statement” shall have the meaning set forth in the Registration Rights Agreement dated as of                     , 2006 between the Company and the Purchasers named therein.

1.15 “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

1.16 “Trading Market” means the principal trading market of the Common Stock, including any of the NASD Over The Counter Bulletin Board, NASDAQ Capital Market, the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange.

1.17 “Warrant” shall mean and include this Warrant and any Warrant hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

1.18 “Warrant Shares” shall mean the shares of Common Stock issued upon any exercise of this Warrant.

2. Payment upon Exercise; Issuance of Certificates; No Fractional Shares.

(a) This Warrant may be exercised during the Exercise Period, in whole or in part, by the surrender of this Warrant with and completion of the Election to Exercise attached hereto (the “Election”) duly executed to the Company, during normal business hours on any Business Day, at the address and in the manner set forth in Section 12 hereof, or at such other place as is designated in writing by the Company. Except for exercises made pursuant to Section 3, such executed Election must be accompanied by payment in an amount equal to the applicable Per Share Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by check payable to the order of the Company. The Company agrees that the Warrant Shares so purchased shall be and are deemed to be issued to the Holder or its designee (subject to the transfer restrictions applicable to this Warrant) as the record owner of such Warrant Shares as of the close of business on the date on which an Election has been made in compliance with this Warrant.

(b) Certificates for the Warrant Shares so purchased, representing the aggregate number of securities specified in the Election, shall be delivered to the Holder or its designee within a reasonable time, not exceeding five (5) Business Days after this Warrant shall

[1]	The Per Share Exercise Price will be appropriately adjusted if the Reverse Stock Split is effected prior to the issuance of the Warrant.

have been duly exercised. The stock certificate or certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder (subject to the transfer restrictions applicable to this Warrant and the Warrant Shares). The Company shall pay all expenses and charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the Holder or the Holder’s designee, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the Holder to the Company at the time of delivery of such stock certificates by the Company.

(c) This Warrant shall be exercisable only for a whole number of Warrant Shares. No fractions of such securities, or scrip for any such fraction of securities, shall be issued upon the exercise of this Warrant. The Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the Current Price per Share of one share of Warrant Shares at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

3. Cashless Exercise. At any time during the Exercise Period, the Company agrees that:

(a) The Holder may exercise this Warrant by surrendering it to the Company and receiving, in exchange therefor, the number of shares of Common Stock then issuable upon exercise of that portion of the Warrant to be exercised less the number of shares of Common Stock equal to the quotient of the aggregate Per Share Exercise Price of all such shares of Common Stock underlying that portion of the Warrant to be exercised divided by the Current Price per Share.

(b) Concurrent with the occurrence of any event described in Section 4(a) for cash, the Holder may exercise this Warrant by surrendering it to the Company in exchange for the amount of cash per share the Holder would be entitled to receive after the happening of such event if this Warrant had been exercised immediately prior to the close of business on such record date or effective date, as applicable, less the applicable aggregate Per Share Exercise Price.

4. Adjustment Provisions. The Per Share Exercise Price shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Per Share Exercise Price as required herein results in a fraction of a cent, such Per Share Exercise Price shall be rounded up or down to the nearest cent. The Per Share Exercise Price and number and kind of shares or other securities to be issued upon exercise determined pursuant to this Warrant shall be subject to adjustment from time to time upon the happening of certain events while this exercise right remains outstanding, as follows:

(a) Reclassifications, Reorganizations and Mergers. Except as otherwise provided by Section 4(b), in case of any reclassification or change of the Common Stock or any reorganization of the Company (or any other corporation the securities of which are at the time issuable upon the exercise of this Warrant) or any similar corporate reorganization or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a change of domicile of the Company), or the sale or other disposition of all or substantially all the properties and assets of the Company to any other person at any time during the Exercise Period, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, consolidation, reorganization, merger, sale or disposition, shall be entitled to receive, in lieu of the Warrant Shares, the securities or other property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 4 hereof.

(b) Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock or any preferred stock issued by the Company in shares of Common Stock, the Per Share Exercise Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(c) Anti-Dilution Provisions.

(i) Adjustment of the Per Share Exercise Price upon issuance of Additional Shares of Common Stock. If and whenever the Company issues or sells (or pursuant to Section 4(c)(ii) is deemed to issue) any shares of Common Stock which are not issued or deemed issued pursuant to an Exempt Issuance (such issued and deemed issued shares, “Additional Shares of Common Stock”) for an effective price per share of less than the then Per Share Exercise Price in effect on the date of and immediately prior to such issuance or for no consideration (such issuances collectively, a “Dilutive Issuance”), then, the Per Share Exercise Price shall be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying the Per Share Exercise Price then in effect by the following fraction:

A + B

(A + B) + [((C – D) x B) / C]

A =	Total number of shares of Common Stock outstanding immediately prior to such issuance or deemed issuance (determined as set forth in the paragraph below)

B =	Total number of Additional Shares of Common Stock issued or deemed issued

C =	Per Share Exercise Price in effect immediately prior to such issuance or deemed issuance

D =	The price at which Additional Shares of Common Stock are issued or deemed issued

For the purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issuance shall be calculated on a fully diluted basis, as if all Convertible Securities having an exercise or conversion price equal to or below the Current Price per Share had been fully converted into shares of Common Stock immediately prior to such issuance and this Warrant, any outstanding Options having an exercise or conversion price equal to or below the Current Price per Share and any outstanding Convertible Securities having an exercise or conversion price equal to or below the Current Price per Share had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date but not including in such calculation any additional shares of Common Stock issuable with respect to this Warrant, Convertible Securities or outstanding Options solely as a result of the adjustment of the Per Share Exercise Price (or other conversion ratios) resulting from the issuance of Additional Shares of Common Stock causing such adjustment. For the purposes of the foregoing, outstanding Options shall be deemed to include (without duplication) any Options issued to directors, officers, employees or advisors of, or consultants to, the Company in accordance with plans or other arrangements approved by the Board, to the extent such Options have an exercise price equal to or below the Current Price per Share. Notwithstanding the foregoing, for the purpose of the above calculation, Convertible Securities shall at all times be deemed to include this Warrant and all other outstanding warrants issued either pursuant to the Purchase Agreement or upon the exercise of such warrant in part or the transfer or assignment of such warrant or as a substitute warrant.

(ii) Deemed Issue of Additional Shares of Common Stock. In the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance of Options or Convertible Securities; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4(c)(iii) hereof) of such Additional Shares of Common Stock would be less than the Per Share Exercise Price in effect on the date of and immediately prior to such issuance of Options or Convertible Securities, or such record date, as the case may be; and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(A) no further adjustments in the Per Share Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(B) if such Options or Convertible Securities by their terms provided, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Per Share Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities.

(C) Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Per Share Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

a. in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus additional consideration, if any, actually received by the Company upon such conversion or exchange, and

b. in the case of Options for Convertible Securities, on the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section 4(c)(ii)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(D) no readjustment pursuant to Sections 4(c)(ii)(B) or (C) above shall have the effect of increasing the Per Share Exercise Price to an amount which exceeds the lower of (1) the Per Share Exercise Price on the original adjustment date, or (2) the Per Share Exercise Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

(E) in the case of any Options which expire by their terms not more than sixty (60) days after the date of issue thereof, no adjustment of the Per Share Exercise Price shall be made, until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in Section 4(c)(ii)(C) above.

(iii) Determination of Consideration. For purposes of Section 4(c)(i), the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

a. insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends and before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale;

b. insofar as it consists of services, goods or other property other than cash, be computed at the fair value thereof at the time of such issue, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (closing bid price, if traded on any market) thereof as of the date of receipt; and

c. in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both cash and services, goods or other property other than cash, be in the proportion of such consideration so received, computed as provided in clauses a. and b. above. The fair market value of any consideration other than cash or securities will be determined in good faith by the Board.

(B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4(c)(ii) relating to Options and Convertible Securities, shall be determined by dividing:

a. the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the maximum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities; by

b. the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(d) Exceptions to Adjustment of Per Share Exercise Price. Notwithstanding the foregoing, no adjustment will be made under this Section 4 in respect of an Exempt Issuance.

(e) Written Notice. The Company shall give written notice to the Holder within ten (10) days following the consummation of any transaction within the scope of this Section 4 and provide in such written notice a brief description of the terms and conditions of such transaction.

(f) Minimal Adjustments. No adjustment in a Per Share Exercise Price need be made if such adjustment would result in a change in such Per Share Exercise Price of less than one cent ($0.01). Any adjustment of less than one cent ($0.01) which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of one cent ($0.01) or more in a Per Share Exercise Price or upon any exercise of this Warrant.

5. Issue Tax. The issuance of certificates for the Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

6. Transferability and Assignment. Except as set forth in this Section 6 and subject to compliance with applicable federal and state securities laws, and to the extent applicable, the parties may not assign their rights and obligations under this Warrant except in accordance with Section 4.1 of the Purchase Agreement. In the event the Holder proposes to effect an assignment, the Holder must present this Warrant to the Company for transfer, accompanied by a duly completed and executed Form of Assignment (as provided at the end hereof), the transferee must agree to be bound by the terms of this Warrant as if such transferee were an original holder of this Warrant, and the Holder must deliver to the Company an opinion of counsel of the Holder in form reasonably satisfactory to the Company that the transfer may be properly made under an exemption from registration under the Securities Act and applicable state securities laws. Upon any registration of transfer, the Company shall execute and deliver a new Warrant certificate to the person entitled thereto. In the event of a partial transfer or partial exercise of this Warrant, the Company shall execute and deliver a new Warrant certificate to the Holder representing the remainder of the Warrant Shares held by the Holder. In the event the Warrant is transferred, the subsequent holder shall have no greater rights than those afforded the Holder hereunder. Any transfer made in violation of this Section 6 shall be void.

7. Reservation of Warrant Shares. The Company shall, at all times when this Warrant shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the exercise of this Warrant, such number of its duly authorized shares of capital stock as shall from time to time be sufficient to effect the exercise of this Warrant. Alternatively, the Company shall take all action necessary to cause it to be authorized to issue all necessary shares issuable upon exercise of this Warrant. All shares of capital stock which may be issued in connection with the exercise of this Warrant will, upon issuance by the Company, be validly issued, fully paid and non-assessable.

8. Mutilated or Missing Warrant Certificate. In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Holder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing the equivalent rights and interests, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant. Applicants for such substitute Warrant certificate shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe. The Holder shall pay all taxes and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 8.

[9. 9.99% Limitation. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Holder’s Affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Holder and its Affiliates (including, Convertible Securities) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Holder, the Company shall within five (5) Business Days confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including all Convertible Securities, by the Holder and its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may, from time to time, increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of the Company’s Warrants. By written notice to the Company, the Holder may waive the provisions of this Section 9 as to itself but any such waiver will not be effective until the 61st day after delivery thereof and such waiver shall have no effect on any other holders of outstanding warrants issued pursuant to the Purchase Agreement.]2

10. No Rights as a Stockholder. Prior to the exercise of the Warrant, nothing contained herein shall be construed as conferring upon the Holder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter.

[2]	This provision will be included in the Warrants issued to Purchasers except as otherwise provided in Section 4.10 of the Purchase Agreement.

11. Legend. The Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE OR FOR WHICH IT IS EXERCISABLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE OR FOR WHICH IT IS EXERCISABLE MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT.

12. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, addressed to Sequenom, Inc., 3595 John Hopkins Court, San Diego, California 92121-1331, Attention: Chief Financial Officer, Facsimile No. (858) 202-9001, with copies to: Cooley Godward LLP, 4401 Eastgate Mall, San Diego, California 92121-1909, Attn: D. Bradley Peck, Facsimile No. (858) 550-6420 (ii) if to the Holder, at the address set forth above, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 12. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 12 shall be deemed given at the time of receipt thereof.

13. Governing Law. This Warrant shall be construed in accordance with the laws of the State of New York, without regard to principles governing conflicts of law. Any action or proceeding arising out of or relating to this Warrant shall be commenced in a federal or state court having competent jurisdiction in the State of New York, and for the purpose of any such action or proceeding, each of the Company and the Holder and any assignee of the Holder submits to the personal jurisdiction of the State of New York The parties hereby irrevocably consent to the exclusive jurisdiction of any state or federal court for New York County in the State of New York or the Southern District of New York. The parties hereby waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Warrant.

14. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15. Amendments; Waivers. The terms and provisions of this Warrant may only be amended, modified, waived, terminated or altered by written consent of the Company and the Holder; provided, however, that any term or provision of this Warrant (other than the number of Warrant Shares, the definition of the Exercise Period, Section 1.13, Section 4 or this Section 15) may be amended, modified, waived, terminated or altered by written consent of the Company and the holders of at least eighty percent (80%) of the Warrant Shares issuable upon the exercise of all outstanding warrants issued either pursuant to the Purchase Agreement or upon the exercise of any such warrant in part or the transfer or assignment of any such warrant or as a substitute warrant. Notwithstanding the foregoing, any amendment, modification, waiver, termination or alteration hereof shall require the approval in advance of a majority of the directors of the Company who are unaffiliated with the Holder or the holders of the other outstanding warrants issued either pursuant to the Purchase Agreement or upon the exercise of any such warrant in part or the transfer or assignment of any such warrant or as a substitute warrant. Any such amendment, modification, waiver, termination or alteration effected pursuant to this Section 15 shall be binding upon the Holder, the Company and the successors and assigns of the parties.

16. Headings. The descriptive headings of the several sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

[Remainder of Page Intentionally Left Blank]

Dated:                     , 2006

SEQUENOM, INC.

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

By:
Name:
Title:

[Signature Page to Warrant]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ___________________ hereby sells, assigns, and transfers unto _____________________________ Warrants to purchase _____________ shares of _______________ of Sequenom, Inc. (the “Company”), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:

Signature:

NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:	Sequenom, Inc.
3595 John Hopkins Court
San Diego, California 92121-1331

ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase ______ Warrant Shares covered by the within Warrant certificate and tenders payment herewith in the amount of $_____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

___________________________

___________________________

(Print Name, Address and Social Security or Tax Identification Number)

The undersigned also hereby represents that the representations and warranties provided by the undersigned in Section 3.2 of the Purchase Agreement are true and correct in all material respects as if made on and as of the date hereof.

Signature:         ____________________________